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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   February 23, 2001
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                            NOBLE INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)



           Delaware                     001-13581                38-3139487
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)



                      20101 Hoover, Detroit, Michigan 48205
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:     (313)  245-5600
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          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         The Board of Directors and Audit Committee of Noble International, Ltd. (the "Company") approved the termination of the Company's relationship with Grant Thornton, LLP ("GT") as its independent accountants' and auditors' of record effective with the completion of the fiscal 2000 audit.

         In connection with the audits of the Company's financial statements for each of the three fiscal years ended 1999, 1998 and 1997, there were no disagreements with GT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which if not resolved to the satisfaction of GT, would have caused GT to make reference to the matter in its report.

         On February 22, 2001, Deloitte & Touche ("Deloitte") of Detroit, Michigan was engaged as the Company's independent auditors for the fiscal year ending December 31, 2001. The Company has not retained Deloitte during any of the previous years to consult on the application of accounting principles, or on alternative audit opinions.

         The Company has requested GT to furnish it a letter addressed to the Commission stating whether it agrees with the above statement with respect to its engagement since January, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NOBLE INTERNATIONAL, LTD.,
                                                  a Delaware corporation
                                                  (Registrant)



Date: February 23, 2001                           By:  /s/ David V. Harper
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                                                       David V. Harper
                                                       Chief Financial Officer



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